                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 13, 2000 included in TEAM America Corporation Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



/s/Arthur Andersen LLP


Columbus, Ohio
October 16, 2000